Exhibit 10.8

AMENDMENT No. 1

This Amendment No. 1, dated as of December 31, 2007, is between Unisys Corporation, a Delaware corporation (“Seller”), and FLO Corporation, a Delaware Corporation (“Buyer”), and it amends that certain Asset Purchase Agreement dated as of October 5, 2007 (the “Agreement”), between Seller and Buyer. Capitalized terms used herein without definition shall have the meanings given such terms in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree that the Agreement is hereby amended as follows:

1. Article I “Definitions” of the Agreement is hereby amended as follows:

a. The definition of “Closing Payment” is amended to replace the reference to “Section 2.5(a)” with a reference to “Section 2.5(b)”.

b. There is inserted in the proper alphabetical order the following definition:

“Deposit” shall mean the $1,200,000 deposit remitted by Buyer to Seller on December 31, 2007, such amount to be dealt with as set forth in Sections 2.5 and 2.6 of this Agreement.

c. The definitions of “Promissory Note” and “Security Agreement” are deleted.

d. The definition of “Transaction Documents” is amended to delete the references to “the Promissory Note” and “the Security Agreement”.

2. Section 2.1(f) is amended to insert, immediately after the word “including” the following “, subject to Section 5.12 hereof,”.

3. Section 2.5 is amended to read in its entirety as follows:

Section	2.5 Purchase Price.

(a)	As consideration for the Transferred Assets, which will include additional enhancements to the interface software for rtGO, in addition to assuming the Assumed Liabilities, Buyer shall pay to Seller $8,780,000 (the “Purchase Price”).

(b)	The Purchase Price (less the Deposit and less the amount of Prepaid Memberships as of the Closing Date)(such amount, the “Closing Payment”) shall be paid at the Closing by wire transfer of immediately available funds to the Seller Account.

(c)	One day prior to the Closing Date, Seller shall inform Buyer of the amount of Prepaid Memberships as of such date so that Buyer may deduct such amount from the amount due at Closing.

4. The first sentence of Section 2.6(a) is amended to read in its entirety as follows:

(a)	Closing Date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Unisys Corporation, Unisys Way, Blue Bell, PA 19422 on the fifth Business Day following the date on which all the conditions to Closing in Article VI are satisfied or waived, or on such other date or at such other location as may be mutually agreed upon by Buyer and Seller. The time and date on which the Closing occurs is hereinafter referred to as the “Closing Date.” The Closing shall be effective as of the Effective Time.

5. Section 2.6(b)(iii) is amended to delete the words “and the Promissory Note”.

6. Section 2.6 is amended to insert a new subsection (d) thereof to read in is entirety as follows:

(d)	Buyer shall forfeit and Seller shall be entitled to retain the Deposit if Seller shall have terminated this Agreement pursuant to Section 9.1(b) and Buyer’s failure to fulfill any of its obligations under this Agreement shall have been the principal cause of the failure of the Closing Date to have occurred on or prior to February 29, 2008.

7. Section 5.12 of the Agreement is amended to delete the words “Promptly after the date of this Agreement,” and replace them with the words “Promptly after the satisfaction or waiver of all the conditions to Closing in Article VI,”.

8. Section 6.1 of the Agreement is amended to insert a new subsection (h) thereof to read in is entirety as follows:

(h)	Buyer shall have obtained financing or other sources of capital sufficient to enable it to make the Closing Payment.

9. Section 6.2 of the Agreement is amended to insert a new subsection (g) thereof to read in is entirety as follows:

(g)	Buyer shall have obtained financing or other sources of capital sufficient to enable it to make the Closing Payment.

10. Section 9.1(b) of the Agreement is amended to delete the words “December 31, 2007” and to replace them with the words “February 29, 2008”.

11. Section 9.2 is amended to insert the words “Section 2.6(d),” immediately after the words “notwithstanding anything to the contrary herein,” and immediately before the words “this Section 9.2,”.

12. On and after the date hereof, all references to the “Agreement” shall be deemed to be references to the Agreement as amended by this Amendment No. 1, and the Agreement as so amended shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, this Amendment No. 1 has been signed on behalf of each of the parties hereto as of the date first above written.

FLO CORPORATION

By:	/s/
Name:
Title:

UNISYS CORPORATION

By:	/s/
Name:
Title:

AMENDMENT No. 2

This Amendment No. 2, dated as of February 28, 2008, is between Unisys Corporation, a Delaware corporation (“Seller”), and FLO Corporation, a Delaware Corporation (“Buyer”), and it further amends that certain Asset Purchase Agreement dated as of October 5, 2007 (as amended by Amendment No. 1 thereto dated as of December 31, 2007, the “Agreement”). Capitalized terms used herein without definition shall have the meanings given such terms in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree that the Agreement is hereby amended as follows:

1. Sections 2.6(d) and 9.1(b) of the Agreement are each hereby amended to delete the words “February 29, 2008” and to replace them with the words “March 11, 2008”.

2. On and after the date hereof, all references to the “Agreement” shall be deemed to be references to the Agreement as amended by this Amendment No. 2, and the Agreement as so amended shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, this Amendment No. 2 has been signed on behalf of each of the parties hereto as of the date first above written.

FLO CORPORATION

By:	/s/
Name:
Title:

UNISYS CORPORATION

By:	/s/
Name:
Title:

AMENDMENT No. 3

This Amendment No. 3, dated as of March 24, 2008, is between Unisys Corporation, a Delaware corporation (“Seller”), and FLO Corporation, a Delaware Corporation (“Buyer”), and it further amends that certain Asset Purchase Agreement dated as of October 5, 2007 (as amended by Amendment No. 1 thereto dated as of December 31, 2007 and by Amendment No. 2 thereto dated as of February 28, 2008, the “Agreement”). Capitalized terms used herein without definition shall have the meanings given such terms in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree that the Agreement is hereby amended as follows:

1. Section 2.5(a) of the Agreement is hereby amended to delete the figure “$8,780,000” and to replace it with the figure “$5,250,000”.

2. Exhibits B and D to the Agreement are deleted and replaced in their entirety by the forms of Exhibits B and D attached hereto.

3. On and after the date hereof, all references to the “Agreement” shall be deemed to be references to the Agreement as amended by this Amendment No. 3, and the Agreement as so amended shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, this Amendment No. 3 has been signed on behalf of each of the parties hereto as of the date first above written.

FLO CORPORATION

By:	/s/
Name:
Title:

UNISYS CORPORATION

By:	/s/
Name:
Title:

AMENDMENT No. 4

This Amendment No. 4, dated as of April 2, 2008, is between Unisys Corporation, a Delaware corporation (“Seller”), and FLO Corporation, a Delaware Corporation (“Buyer”), and it further amends that certain Asset Purchase Agreement dated as of October 5, 2007 (as amended by Amendment No. 1 thereto dated as of December 31, 2007, by Amendment No. 2 thereto dated as of February 28, 2008 and by Amendment No. 3 thereto dated as of March 24, 2008, the “Agreement”). Capitalized terms used herein without definition shall have the meanings given such terms in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree that the Agreement is hereby amended as follows:

1. Article I “Definitions” of the Agreement is hereby amended to deleted the definition “Deposit” and to replace it with the following definition:

“Deposits” shall mean (a) the $1,200,000 deposit remitted by Buyer to Seller on December 31, 2007 and (b) the $1,000,000 deposit remitted by Buyer to Seller on April 2, 2008 (the “Second Deposit”). The Deposits shall be dealt with as set forth in Sections 2.5 and 2.6 of this Agreement.

2. Section 2.5(b) of the Agreement is hereby amended to delete the word “Deposit” and to replace it with the word “Deposits”.

3. The first sentence of Section 2.6(a) is amended to read in its entirety as follows:

(b)	Closing Date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Unisys Corporation, Unisys Way, Blue Bell, PA 19422 on or before April 30, 2008, or at such other location as may be mutually agreed upon by Buyer and Seller.

4. Section 2.6(d) is amended to read in its entirety as follows:

(d)	In the event the Closing does not occur on or before April 30, 2008, Buyer shall forfeit and Seller shall be entitled to retain the Deposits.

5. Section 9.1(b) of the Agreement is amended to delete the words “March 11, 2008” and to replace them with the words “April 30, 2008”.

6. This Amendment No. 4 shall become effective upon Seller’s receipt of the Second Deposit. On and after such effective date, all references to the “Agreement” shall be deemed to be references to the Agreement as amended by this Amendment No. 4, and the Agreement as so amended shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, this Amendment No. 4 has been signed on behalf of each of the parties hereto as of the date first above written.

FLO CORPORATION

By:	/s/
Name:
Title:

UNISYS CORPORATION

By:	/s/
Name:
Title: